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                                                                EXHIBIT 10.38

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of April 14, 2000 (this "Amendment") is to the Guaranty dated as of February 15, 2000 (the "Guaranty") made by Donald F. Moorehead, Jr. and Raymond M. Cash in favor of Bank of America, N.A., as Agent, and the Lender Parties referred to in the Guaranty. Unless otherwise defined herein, terms defined in the Subordination Agreement are used herein as defined in the Guaranty.

         WHEREAS, the parties hereto desire to amend the Guaranty in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS.

         1.1 The figure "$10,000,000" in the paragraph in the Guaranty that begins "NOW, THEREFORE" is hereby deleted and the figure "$20,000,000" is hereby inserted in lieu thereof.

         1.2 The fifth paragraph in the Guaranty following the paragraph that begins "NOW, THEREFORE" is hereby amended in its entirety to read as follows:

                  The undersigned jointly and severally agree that: (i) if the Company has not completed the Equity Offering on or before September 30, 2000, the undersigned will deliver to the Agent cash collateral, or other collateral reasonably satisfactory to the Agent, in an amount (with the value of any non-cash collateral being determined by the Agent in its discretion) not less than $10,000,000; (ii) if the Company has not completed the Equity Offering on or before December 31, 2000, the undersigned will deliver to the Agent cash collateral, or other collateral reasonably satisfactory to the Agent, in an amount (with the value of any non-cash collateral being determined by the Agent in its discretion) not less than $10,000,000; and (iii) during the existence of any Event of Default, the undersigned will, within 30 days after demand therefor by the Agent or the Required Lenders, deliver to the Agent cash collateral, or other collateral reasonably satisfactory to the Agent, in an amount (with the value of any non-cash collateral being determined by the Agent in its discretion) not less than $10,000,000; provided that the aggregate amount of collateral delivered pursuant to this sentence (valued as aforesaid) shall not exceed $20,000,000. Such collateral shall be held by the Agent as security for the obligations of the undersigned hereunder pursuant to documentation reasonably satisfactory to the Agent. Upon any demand by the Agent hereunder, the Agent may immediately apply such collateral (or the proceeds thereof in the case of non-cash collateral) to the payment of the Liabilities.

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         SECTION 2 MISCELLANEOUS.

         2.1 Continuing Effectiveness, etc. As herein amended, the Guaranty shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the date hereof, all references in any document to the "Guaranty" or similar terms shall refer to the Guaranty, as amended hereby.

         2.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         2.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed within the State of Illinois.

         Delivered as of the day and year first above written.

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                                 Donald F. Moorehead, Jr.


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                                   Raymond M. Cash

Accepted:

BANK OF AMERICA, N.A., as Agent

By:
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Its:
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